UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2023

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1ST STREET S.W.

CALGARY, ALBERTA, CANADA T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1 (403) 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2023, subsidiaries of Enbridge Inc., a Canadian corporation (“Enbridge”), entered into three separate purchase and sale agreements with Dominion Energy, Inc., a Virginia corporation (“Dominion”), to acquire all of the outstanding equity interests in (i) Dominion Energy Questar Corporation, Dominion Energy Gas Distribution, LLC, The East Ohio Gas Company and DEO Alternative Fuel, LLC (collectively, “EOG”), (ii)  Questar Gas Company (“Questar Gas”), Wexpro Company, Wexpro II Company, Wexpro Development Co. and Dominion Energy Wexpro Services Co. (collectively, the “Wexpro Companies”), and each of Dominion Gas Projects Co., LLC and Questar InfoComm Inc. (collectively with Questar Gas and the Wexpro Companies, “Questar”), and (iii) Public Service Company of North Carolina, Incorporated (“PSNC”). The acquisitions are not cross-conditioned on one another. The material terms of each of the agreements are summarized below.

EOG Purchase and Sale Agreement

On September 5, 2023, a wholly owned subsidiary of Enbridge (“EOG Buyer”) entered into a purchase and sale agreement (the “EOG Purchase Agreement”) with Dominion to acquire all of the outstanding equity interests in EOG for approximately US$6.6 billion, consisting of cash consideration of approximately US$4.3 billion and assumed debt of approximately US$2.3 billion, subject to customary purchase price adjustments. Enbridge has agreed to guarantee the obligations of EOG Buyer under the EOG Purchase Agreement.

EOG Buyer’s acquisition of EOG (the “EOG Acquisition”) is subject to the satisfaction of customary conditions, including (i) the absence of any governmental order prohibiting the consummation of the EOG Acquisition, (ii) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iii) Federal Communications Commission (“FCC”) approval of the change of control of FCC licenses, (iv) clearance by the Committee on Foreign Investment in the United States (“CFIUS”) and (v) a notice to the Public Utility Commission of Ohio. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the EOG Purchase Agreement, the EOG Acquisition is expected to close in 2024.

The EOG Purchase Agreement contains customary representations, warranties and covenants of EOG Buyer and Dominion, including covenants by Dominion to conduct the business of EOG in the ordinary course during the interim period between the execution of the EOG Purchase Agreement and the consummation of the EOG Acquisition.

The EOG Purchase Agreement contains customary termination rights, including if the closing of the EOG Acquisition has not occurred by September 5, 2024, subject to an extension by either party to December 4, 2024 if the required regulatory approvals have not yet been obtained. If the EOG Purchase Agreement is terminated under certain circumstances relating to failure to obtain required regulatory approvals, Enbridge may be required to pay Dominion a termination fee of approximately US$154.8 million.

At the closing of the EOG Acquisition, Dominion and EOG will enter into a transition services agreement, pursuant to which Dominion will provide certain transition services to EOG, subject to the terms and conditions set forth therein.

A copy of the EOG Purchase Agreement will be filed as an exhibit to Enbridge’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2023.

Questar Purchase and Sale Agreement

On September 5, 2023, a wholly owned subsidiary of Enbridge (“Questar Buyer”) entered into a purchase and sale agreement (the “Questar Purchase Agreement”) with Dominion to acquire all of the outstanding equity interests in Questar for approximately US$4.3 billion, consisting of cash consideration of approximately US$3.0 billion and assumed debt of approximately US$1.3 billion, subject to customary purchase price adjustments. Enbridge has agreed to guarantee the obligations of Questar Buyer under the Questar Purchase Agreement.

Questar Buyer’s acquisition of Questar (the “Questar Acquisition”) is subject to the satisfaction of customary conditions, including (i) the absence of any governmental order prohibiting the consummation of the Questar Acquisition, (ii) the expiration of the waiting period under the HSR Act, (iii) FCC approval of the change of control of FCC licenses, (iv) clearance by CFIUS and (v) the approval of the Utah Public Services Commission and the Wyoming Public Services Commission (and notice to the Idaho Public Utilities Commission). Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the Questar Purchase Agreement, the Questar Acquisition is expected to close in 2024.

The Questar Purchase Agreement contains customary representations, warranties and covenants of Questar Buyer and Dominion, including covenants by Dominion to conduct the business of Questar in the ordinary course during the interim period between the execution of the Questar Purchase Agreement and the consummation of the Questar Acquisition.

The Questar Purchase Agreement contains customary termination rights, including if the closing of the Questar Acquisition has not occurred by September 5, 2024, subject to an extension by either party to December 4, 2024 if the required regulatory approvals have not yet been obtained. If the Questar Purchase Agreement is terminated under certain circumstances relating to failure to obtain required regulatory approvals, Enbridge may be required to pay Dominion a termination fee of approximately US$106.9 million.

At the closing of the Questar Acquisition, Dominion and Questar will enter into a transition services agreement, pursuant to which Dominion will provide certain transition services to Questar, subject to the terms and conditions set forth therein.

A copy of the Questar Purchase Agreement will be filed as an exhibit to Enbridge’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2023.

PSNC Purchase and Sale Agreement

On September 5, 2023, a wholly owned subsidiary of Enbridge (“PSNC Buyer”) entered into a purchase and sale agreement (the “PSNC Purchase Agreement”) with Dominion to acquire all of the outstanding equity interests in PSNC for approximately US$3.1 billion, consisting of cash consideration of approximately US$2.2 billion and assumed debt of approximately US$1.0 billion, subject to customary purchase price adjustments. Enbridge has agreed to guarantee the obligations of PSNC Buyer under the PSNC Purchase Agreement.

PSNC Buyer’s acquisition of PSNC (the “PSNC Acquisition”) is subject to the satisfaction of customary conditions, including (i) the absence of any governmental order prohibiting the consummation of the PSNC Acquisition, (ii) the expiration of the waiting period under the HSR Act, (iii) FCC approval of the change of control of FCC licenses, (iv) clearance by CFIUS and (v) the approval of the North Carolina Utilities Commission. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the PSNC Purchase Agreement, the PSNC Acquisition is expected to close in 2024.

The PSNC Purchase Agreement contains customary representations, warranties and covenants of PSNC Buyer and Dominion, including covenants by Dominion to conduct the business of PNSC in the ordinary course during the interim period between the execution of the PSNC Purchase Agreement and the consummation of the PSNC Acquisition.

The PSNC Purchase Agreement contains customary termination rights, including if the closing of the PSNC Acquisition has not occurred by September 5, 2024, subject to an extension by either party to December 4, 2024 if the required regulatory approvals have not yet been obtained. If the PSNC Purchase Agreement is terminated under certain circumstances relating to failure to obtain required regulatory approvals, Enbridge may be required to pay Dominion a termination fee of approximately US$78.3 million.

At the closing of the PSNC Acquisition, Dominion and PSNC will enter into a transition services agreement, pursuant to which Dominion will provide certain transition services to PSNC, subject to the terms and conditions set forth therein.

A copy of the PSNC Purchase Agreement will be filed as an exhibit to Enbridge’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2023.

Bridge Facility Commitment Letter

On September 5, 2023, Enbridge, Morgan Stanley Senior Funding, Inc. and Royal Bank of Canada (together, the “Commitment Parties”) entered into a financing commitment letter (the “Commitment Letter”) for a 364-day senior unsecured bridge facility (the “Bridge Facility”) in an aggregate initial principal amount of US$9.4 billion, which may be borrowed as three separate loans on each applicable closing date for each of the EOG Acquisition, the Questar Acquisition and the PSNC Acquisition (together, the “Acquisitions”). The commitments under the Bridge Facility will be reduced by the net proceeds received by Enbridge from the Offering (as defined under Item 7.01) and are expected to be further reduced by the net proceeds received from other sources, including, but not limited to, issuances of hybrid notes and/or senior unsecured notes, asset sales, the potential reinstatement of our dividend reinvestment and share purchase plan and/or at-the-market offerings of Enbridge common shares, prior to the expected closings of the Acquisitions. However, these sources are subject to change, based on market conditions and other factors. Enbridge expects to reduce the commitments under the Bridge Facility to zero from these other sources before any funding under the Bridge Facility would be required; however, to the extent Enbridge does not finance any part of the purchase price through the other means described above, Enbridge may borrow under the Bridge Facility.

The commitments under the Commitment Letter are subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter.

If Enbridge draws on the Bridge Facility to fund any part of the cash portion of the aggregate purchase price for the Acquisitions, Enbridge will seek to repay the Bridge Facility following completion of the Acquisitions with various sources, including the permanent financing solutions mentioned above.

Item 7.01 Regulation FD Disclosure.

On September 5, 2023, Enbridge issued press releases announcing (1) the Acquisitions described in Item 1.01 above and (2) a “bought-deal” offering of Enbridge common shares (the “Offering”). Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In connection with the “bought-deal” equity offering, Enbridge is making investor presentations to certain existing and potential investors. The investor presentation is attached hereto as Exhibit 99.3.

The information contained under this Item 7.01 in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Enbridge under the Securities Act of 1933 or the Exchange Act.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	News Release dated September 5, 2023 regarding the Acquisitions*

99.2	News Release dated September 5, 2023 regarding the bought-deal offering*

99.3	Investor Presentation*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Forward-Looking Information

This communication contains both historical and forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements have been included to provide potential investors with information about Enbridge. This information may not be appropriate for other purposes. Forward-looking statements are typically identified by words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “likely”, “plan”, “project”, “target” and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements included in this Current Report on Form 8-K, including the exhibits hereto, include, but are not limited to, statements with respect to the following: anticipated benefits of the Acquisitions, timing of closing of the Acquisitions, management expectations, strategic objectives, strategic opportunities, growth opportunities, business prospects, regulatory proceedings and other similar matters.

Although Enbridge believes these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future events and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual events to differ materially from those expressed or implied by such statements. Enbridge cautions readers not to place undue reliance on these statements, as a number of important factors could cause actual results to differ materially from the expectations expressed in such forward-looking statements.

Enbridge’s forward-looking statements are subject to risks and uncertainties, including, but not limited to the possibility that the Acquisitions do not close when expected, or at all, because required regulatory approvals and other conditions to closing are not received or satisfied on a timely basis; that the anticipated benefits of the Acquisitions are not realized or will not be realized within the expected time period; general business and economic conditions in Canada and the U.S.; the impact of the movement of the Canadian dollar relative to other currencies, particularly the U.S. dollar; the effects of competition in the markets in which Enbridge operates; the impact of changes in the laws and regulations regulating the oil and gas or natural gas utilities industries or affecting domestic and foreign operations; judicial or regulatory judgments and legal proceedings; reputational risks; the outcome of various litigation and proceedings in which Enbridge is involved and the adequacy of reserves maintained therefor; other factors that may affect future results of Enbridge, including changes in trade policies, timely development and introduction of new products and services, changes in tax laws, technological and regulatory changes, and adverse developments in general market, business, economic, labor, regulatory and political conditions; and those other risks and uncertainties disclosed in Enbridge’s other filings with Canadian and United States securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent and Enbridge’s future course of action depends on management’s assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statements made in this Current Report on Form 8-K or the exhibits hereto or otherwise, whether as a result of new information, future events or otherwise. All subsequent forward-looking statements, whether written or oral, attributable to Enbridge or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements.

Enbridge cautions that the foregoing list of important factors is not exhaustive and other factors could also adversely affect the closing of the financial sources, the use of proceeds of the financial sources, the Acquisitions and the future results of Enbridge. The forward-looking statements speak only as of the date of this Current Report on Form 8-K,. When relying on Enbridge’s forward-looking statements to make decisions with respect to Enbridge, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: September 5, 2023	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President, Corporate & Corporate Secretary (Duly Authorized Officer)